2009 Annual Shareholders Meeting

February 11, 2009

Forward Looking Statements

          This presentation contains statements about future events that constitute forward-
looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms.  Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Magyar Bancorp Overview

Founded in 1922

January 23, 2006 – Magyar Bancorp completed its
reorganization into the Mutual Holding Company form

On such date, Magyar Bancorp completed its Initial Public
Offering, raising $26.2 million.  It currently has 45.7% of its outstanding shares owned by public shareholders, including
MagyarBank Charitable Foundation.  The remainder is owned
by Magyar Bancorp, MHC

Magyar operates five branch locations throughout Middlesex
and Somerset Counties in New Brunswick (2), North
Brunswick, South Brunswick and Branchburg

Magyar Bancorp trades on the NASDAQ Global Market under
the symbol MGYR

Magyar Bank Branch Locations

Branchburg

1000 Route 202 South

New Brunswick
(Corporate Headquarters)

400 Somerset Street

North Brunswick

582 Milltown Road

South Brunswick

3050 Highway 27

Existing Locations

New Brunswick

(Inside Child Health Institute)

93 French Street

2008 Year in Review

Impact of Economic Downturn on
Magyar Bancorp

Depreciation of collateral values securing
construction loans resulted in loan write downs
and additional loan loss provisions

Several large commercial and construction loans
moved into non-performing status

Increased loan loss provisions resulted in net loss
for Fiscal Year 2008 and Fiscal First Quarter 2009

New Jersey Housing Market

County

3Q07
Median
Sales
Price

3Q08
Median
Sales
Price

%
Change

Homes
Sold
3Q07

Homes
Sold
3Q08

%
Change

Middlesex

$385,100

$375,600

-2.5%

1,499

1,203

-19.7%

Somerset

$508,400

$456,900

-10.1%

814

731

-10.2%

Source: New Jersey Association of Realtors
3rd Qtr. NJ Home Sales Report

Impact of Economic Downturn on
Magyar Bancorp

Residential mortgage portfolio – defined as 1-4
family closed end loans

90+ day delinquency rate as of 12/31/08: 0.91%

90+ day delinquency rate as of 12/31/07: 0.39%

2008 Financial Summary

Asset Growth

Assets grew 8.7% in 2008

Deposit Growth

$223,974

$278,090

$325,602

$368,777

$375,560

$384,908

Deposits grew 1.8% in 2008

Growth in Non-Interest & Interest
Bearing Checking

$34,473

$42,715

$51,010

$53,672

$57,682

Non-Interest & Interest Bearing Checking grew 13.4% in 2008

Loan Portfolio Growth

$195,910

$277,026

$352,353

$385,582

$410,651

$425,812

Loans grew 6.5% in 2008

Non-Performing Assets

$247

$1,040

$7,400

$10,286

$24,734

$27,720

Asset Quality

Maintained Net Interest Margin in 2008

Quarterly Earnings Per Share

    12/31/06     3/31/07     6/30/07     9/30/07   12/31/07     3/31/08     6/30/08     9/30/08    12/31/08

9/30/08 - $3.3 million loan loss provision

12/31/08 - $4.0 million loan loss provision

Stock Price Performance

MGYR Stock Price & Volume Chart

Price on
2/6/09

$3.50

Market Trends

As of February 6, 2009

-67.50

-15.73

-37.34

-34.75

-48.07

-13.07

-5.79

-15.11

-4.01

-21.37

-14.13

-14.01

-10.98

-57.32

-75%

-60%

-45%

-30%

-15%

0%

MGYR

SNL Thrift

MHCs

NJ MHCs

Mid-Atlantic

MHCs

SNL Thrifts

Nasdaq Bank

S&P 500

Change LTM

Change Three Month

MGYR vs. MHCs

As of February 6, 2009

NM – Not Measureable

MGYR

Average

Median

Average

Median

Price

$3.50

Price/Earnings

NM

28.2x

24.5x

27.6x

27.7x

Price/LTM EPS

NM

31.7x

27.7x

33.5x

28.1x

Price/Book

47.0%

107.6%

98.6%

118.3%

121.8%

Price/Tang Book

47.0%

117.3%

104.8%

131.7%

134.2%

Nationwide MHCs

NJ MHCs

Stock Buyback Update

5% Buyback of 130,927 shares, announced
April 2007

Completed November 2007

Second 5% Buyback of 129,924 shares
announced November 2007

63,770 shares purchased through December 31,
2008

Capital Adequacy

As of December 31, 2008

Magyar Continues to be an Active
Leader in the Community

Community Involvement

HARP – Housing Assistance Recovery Program

Pilot program developed by Magyar Bank and First
Baptist Community Development Corporation (CDC),
Somerset, NJ

2008 Chris Kjeldsen Award

Presented by the Middlesex County Chamber of
Commerce

2008 Improving Financial Literacy Award

Presented by America’s Community Bankers

2008 Community Service Award

Presented by the NJ League of Community Bankers

MagyarBank Charitable Foundation made $92,000 of
grants in 2008

2009 Strategic Initiatives

Looking Ahead to 2009

Reduce non-performing assets

Reduce exposure to construction loans

Focus on residential and commercial lending
opportunities with a conservative underwriting approach

Gain deposit market share from dissatisfied customers
of national and regional banks and brokerage houses

Continue our commitment to support the local
community

Enhance shareholder value by positioning the Company
to take advantage of the eventual economic recovery

Any Questions?